Employee benefit plans - Amounts in Accumulated other comprehensive income, pre-tax, expected to be recognized as components of net periodic benefit cost over next fiscal year (Detail) ¥ in Millions	Mar. 31, 2019 JPY (¥)
Employee Benefit Plans [Abstract]
Net actuarial loss	¥ 5,319
Net prior service cost	(1,114)
Total	¥ 4,205